SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 10, 2021

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 9, 2021, Zion Oil & Gas, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and by virtual Zoom Webinar. As of April 12, 2021, the record date for the 2021 Annual Meeting, there were 241,444,632 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 166,459,232 shares of common stock was present at the 2021 Annual Meeting. The final voting results of the 2021 Annual Meeting are set forth below.

1.	Proposal to elect Class I Directors to serve until the 2024 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class I Directors to serve a term of three years to expire at the 2024 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Kent Siegel	121,543,440	2,791,264	5,280,869	36,843,660
Amotz Agnon	121,209,313	2,897,661	5,508,599	36,843,660
John Brown	121,026,135	4,801,695	3,787,743	36,843,660
Sarah Caygill	121,545,900	2,821,092	5,248,581	36,843,660

2.	Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 400 million to 800 million.

The Company’s common stockholders approved to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 400 million to 800 million as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
137,367,253	23,553,903	5,538,076	0

3.	Proposal to ratify the appointment of RBSM, LLP. as the Company’s auditors for the year ending December 31, 2021.

The Company’s common stockholders ratified the appointment of RBSM, LLP. , as the Company’s auditors for the year ending December 31, 2021, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
158,452,203	2,417,666	5,589,361	0

4.	Proposal to approve the 2021 Omnibus Incentive Plan.

The Company’s common stockholders approved the 2021 Omnibus Incentive Plan as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
111,059,633	10,811,079	7,744,861	36,843,660

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 10, 2021

Zion Oil and Gas, Inc.

By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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